Exhibit 10.1
AMENDMENT TO TULSA REFINERY INTERCONNECTS TERM SHEET
This Amendment to Tulsa Refinery Interconnects Term Sheet (this “Amendment”) amends that certain Tulsa Refinery Interconnects Term Sheet, dated as of August 9, 2010 (the “Term Sheet”), between Holly Refining & Marketing-Tulsa, LLC (“Holly Tulsa”) and HEP Tulsa LLC (“HEP Tulsa”) regarding the construction of facilities by HEP Tulsa at Holly Tulsa’s refinery in Tulsa, Oklahoma (the “Tulsa Refinery”), including facilities and pipelines to interconnect the Western and Eastern complexes of the Tulsa Refinery.
The terms of our understanding in principle as set forth in the Term Sheet are hereby modified and amended as follows:
1. The date “December 31, 2010” in the last sentence under the heading “Reimbursement” of the Term Sheet is hereby deleted in its entirety and replaced with “March 31, 2011”.
This Amendment is hereby intended to amend the Term Sheet.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Acknowledged and Agreed this 31st day of December, 2010.

HOLLY REFINING & MARKETING — TULSA LLC
By:	Holly Refining & Marketing Company, its sole member

By:	/s/ David L. Lamp
David L. Lamp
President

HEP TULSA LLC
By:	/s/ David G. Blair
David G. Blair
President
[Signature Page to Amendment To Tulsa Refinery Interconnects Term Sheet]